SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 28, 2003

MEMC Electronic Materials, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)
501 Pearl Drive (City of O'Fallon) St. Peters, Missouri, 63376 (636) 474-5000 (Address, including zip code and telephone number of principal executive offices)

Item 7. Financial Statements and Exhibits.
(c) Exhibits.
99.1 Press Release dated April 28, 2003 announcing the Company's financial results for the quarterly period ended March 31, 2003.
Item 9. Regulation FD Disclosure Information Furnished Pursuant to Item 12. Disclosures of Results of Operations and Financial Condition.

On April 28, 2003, MEMC Electronic Materials, Inc. announced its financial results for the fiscal quarter ended March 31, 2003. A copy of the Company's press release announcing these financial results and certain other information is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The attached press release contains forward-looking statements relating to the Company's performance during 2003. A more thorough discussion of certain factors which may affect the Company's operating results is included under the captions "Risk Factors" in the Company's Annual Report on Form 10-K as amended on Form 10-K/A for the fiscal year ended December 31, 2002, and is also included in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this report is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information in this report shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
MEMC ELECTRONIC MATERIALS, INC.
Date: May 5, 2003	By: /s/ James M. Stolze Name: James M. Stolze Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release dated April 28, 2003, issued by MEMC Electronic Materials, Inc.